Restructuring and Other Recoveries	12 Months Ended
Dec. 31, 2019
Disclosure Of Restructuring And Other Recoveries [Abstract]
Restructuring and Other Recoveries

NOTE 11. RESTRUCTURING AND OTHER RECOVERIES

For the period ended December 31, 2019, the Corporation had restructuring charges of $6 million (2018 - $1 million) and other recoveries of nil (2018 - $14 million). Restructuring costs incurred in 2019 pertained to severance costs as the Corporation continued to align its cost structure to reflect reduced activity levels. In 2018, the Corporation had other recoveries of $14 million relating to the recovery of transactions costs resulting from the termination of an arrangement agreement to acquire an oilfield services drilling contractor.